FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           THE TRANSLATION GROUP, LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                  22-3382869
--------------------------------------------------------------------------------
 (State of incorporation or organization)   (I.R.S. Employer Identification No.)

 7703 Maple Avenue, Pennsauken, New Jersey                                 08109
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered

----------------------------------        --------------------------------------

----------------------------------        --------------------------------------

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [__]

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [__]

        Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
--------------------------------------------------------------------------------
                                (Title of Class)

                    Redeemable Common Stock Purchase Warrants
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.

        A description of the securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed July 25, 1996 (Registration No. 333-8857).

Item 2.

        Copies of instruments defining the rights of the holders of each class of securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed July 25, 1996 (Registration No. 333-8857).

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)  THE TRANSLATION GROUP, LTD.
              ----------------------------
Date          November 13, 1996
              ----------------------------
By            /s/ CHARLES D. CASCIO
              ----------------------------
              Charles D. Cascio, President